UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 14, 2004
(Date of earliest event reported)

BIOPURE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	011-15167	04-2836871
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Hurley Street, Cambridge, Massachusetts 02141
(Address of principal executive offices, including zip code)

(617) 234-6500
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

     On September 14, 2004, Biopure Corporation issued a press release announcing it had raised approximately $7.0 million net proceeds from a “best efforts” public offering of shares of its Class A common stock and warrants to purchase additional shares of its Class A common stock.

     The purpose of this report is to file the press release as an exhibit.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press release issued September 14, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION

Date: September 16, 2004	By:	/s/ Francis H. Murphy Francis H. Murphy Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued September 14, 2004